                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


                                  X
                                  X
IN RE: MENLO ACQUISITION CORP.    X             CASE NO.  96-41107-N
     FDBA FOCUS SURGERY, INC.     X                       ----------
                                  X
                                  X             CHAPTER 11
                                  X             MONTHLY OPERATING REPORT
                                  X             (GENERAL BUSINESS CASE)
--------------------------------- X

                        SUMMARY OF FINANCIAL STATUS

MONTH ENDED       October, 1998
               -----------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                           END OF         END OF          AS OF
                                                                                           CURRENT         PRIOR        PETITION
                                                                                            MONTH          MONTH         FILING
                                                                                            -----          -----         ------
2.   ASSET/LIABILITY SUMMARY
       Current Assets (Market Value)                                                      $113,533        $116,846        $502,204
                                                                                          --------        --------      ----------
       Total Assets (Market Value)                                                        $113,533        $116,846      $2,152,204
                                                                                          --------        --------      ----------
       Current Liabilities                                                                 $26,500         $51,500
                                                                                          --------        --------      ----------
       Total Liabilities                                                                   $26,500         $51,500        $831,829
                                                                                          --------        --------      ----------

                                                                                                                        PETITION
                                                                                          CURRENT          PRIOR        DATE TO
                                                                                           MONTH           MONTH        MONTH END
                                                                                           -----           -----        ---------
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
       a.  Total Receipts                                                                      $76            $102      $1,536,822
                                                                                          --------        --------      ----------
       b.  Total Disbursements                                                              $3,389         $23,399      $1,442,862
                                                                                          --------        --------      ----------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                      ($3,313)       ($23,297)        $93,960
                                                                                          --------        --------      ----------
                                                                                                                        ----------
       d.  Cash Balance Beginning of Month                                                $116,846        $140,143
                                                                                          --------        --------
       e.  Cash Balance End of Month (c + d)                                              $113,533        $116,846
                                                                                          --------        --------
                                                                                          --------        --------

                                                                                       RECEIVABLES                     LIABILITIES
                                                                                       -----------                     -----------
4.   POST-PETITION LIABILITIES & RECEIVABLES
       Balance at End of Previous Month                                                                                    $51,500
                                                                                       -----------                     -----------
       Balance at End of Current Month                                                          $0                         $26,500
                                                                                       -----------                     -----------

5.   PAST DUE POST-PETITION LIABILITIES
       Balance at End of Previous Month (over 30 days)
                                                                                       -----------
       Balance at End of Current Month (over 30 days)                                           $0
                                                                                       -----------

                                                                                                          YES             NO
                                                                                                          ---             --
6.   Are all federal, state, and local taxes current? (if no, attach schedule of
     unpaid items)                                                                                       X
                                                                                                         --------       --------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
     listing including date of payment, amount of payment and name of payee)                                            X
                                                                                                         --------       --------
8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                                                        X
                                                                                                         --------       --------
9.   Have any payments been made to professionals? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                                                    X
                                                                                                         --------       --------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by
     the court?                                                                                          N/A
                                                                                                         --------       --------
11.  Is the estate insured for replacement cost of assets and for general
     liability?                                                                                          N/A
                                                                                                         --------       --------
12.  Are U.S. Trustee quarterly fees current?                                                            X
                                                                                                         --------       --------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:      November 17, 1998                  Richard J. Redett
                -----------------                 ----------------------------
                                                      Responsible Individual
Effective 1/1/95

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED     October, 1998

                                    ($       )
                                      -------

       ASSETS


                                                                           FROM SCHEDULES              MARKET VALUE
                                                                           --------------              ------------
          CURRENT ASSETS
   1          Cash and cash equivalents - unrestricted                                                      $113,533
                                                                                                      --------------
   2          Cash and cash equivalents - restricted
                                                                                                      --------------
   3          Accounts receivable (net)                                          A                                $0
                                                                                                      --------------
   4          Inventory                                                          B                                $0
                                                                                                      --------------
   5          Prepaid expenses
                                                                                                      --------------
   6          Other:
                     ------------------------------------                                             --------------
   7          -------------------------------------------                                             --------------

   8             TOTAL CURRENT ASSETS                                                                       $113,533
                                                                                                      --------------


          PROPERTY AND EQUIPMENT (MARKET VALUE)
   9          Real property                                                      C                                $0
                                                                                                      --------------
  10          Machinery and equipment                                            D                                $0
                                                                                                      --------------
  11          Furniture and fixtures                                             D                                $0
                                                                                                      --------------
  12          Office equipment                                                   D                                $0
                                                                                                      --------------
  13          Leasehold improvements                                             D                                $0
                                                                                                      --------------
  14          Vehicles                                                           D                                $0
                                                                                                      --------------
  15          Other: -------------------------------------                       D
                                                                                                      --------------
  16          -------------------------------------------                        D
                                                                                                      --------------
  17          -------------------------------------------                        D
                                                                                                      --------------
  18          -------------------------------------------                        D
                                                                                                      --------------
  19         -------------------------------------------                         D
                                                                                                      --------------

  20             TOTAL PROPERTY AND EQUIPMENT                                                                     $0
                                                                                                      --------------

          OTHER ASSETS
  21
             -------------------------------------                                                    --------------
  22         -------------------------------------                                                    --------------
  23         -------------------------------------                                                    --------------
  24         -------------------------------------                                                    --------------

  25             TOTAL OTHER ASSETS                                                                               $0
                                                                                                      --------------

  26             TOTAL ASSETS                                                                               $113,533
                                                                                                      --------------
                                                                                                      --------------


       NOTE:
              Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                         -----------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                     ($       )
                                       -------

       LIABILITIES                                                         FROM SCHEDULES
          POST-PETITION                                                    --------------
              CURRENT LIABILITIES
  27             Salaries and wages
                                                                                                              --------------
  28             Payroll taxes
                                                                                                              --------------
  29             Real and personal property taxes
                                                                                                              --------------
  30             Income taxes
                                                                                                              --------------
  31             Notes payable (short term)
                                                                                                              --------------
  32             Accounts payable (trade)                                        A                                       $0
                                                                                                              --------------
  33             Real property lease arrearage
                                                                                                              --------------
  34             Personal property lease arrearage
                                                                                                              --------------
  35             Accrued professional fees                                                                          $25,000
                                                                                                              --------------
  36             Current portion of long-term debt (due within 12 months)
                                                                                                              --------------
  37             Other:          Other general accruals                                                              $1,500
                    ----------------------------------------------------------                                --------------
  38                             Reserve for unearned fees
                    ----------------------------------------------------------                                --------------
  39
                    ----------------------------------------------------------                                --------------
  40             TOTAL CURRENT LIABILITIES                                                                          $26,500
                                                                                                              --------------
  41          LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                              --------------
  42             TOTAL POST-PETITION LIABILITIES                                                                    $26,500
                                                                                                              --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
  43             Secured claims                                                  E                                       $0
                                                                                                              --------------
  44             Priority unsecured claims                                       E
                                                                                                              --------------
  45             General unsecured claims                                        E
                                                                                                              --------------

  46             TOTAL PRE-PETITION LIABILITIES                                                                          $0
                                                                                                              --------------
  47             TOTAL LIABILITIES                                                                                  $26,500
                                                                                                              --------------
       EQUITY (DEFICIT)

  48                ----------------------------------------------------------                                --------------
  49                ----------------------------------------------------------                                --------------
  50                ----------------------------------------------------------                                --------------
  51                ----------------------------------------------------------                                --------------
  52          Market value adjustment
                                                                                                              --------------
  53             TOTAL EQUITY (DEFICIT)                                                                              $87,033
                                                                                                              --------------

  54             TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                             $113,533
                                                                                                              --------------
                                                                                                              --------------

Effective 1/1/95

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                    ($       )
                                      -------

                                    SCHEDULE A
                         ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                             ACCOUNTS       ACCOUNTS PAYABLE         PAST DUE
       Receivables and Payables Ageings                                     RECEIVABLE      [POST PETITION]      POST PETITION DEBT
                                                                            ----------      ---------------      ------------------
          0 -30 Days                                                                                      --
                                                                          ---------------   --------------- |
          31-60 Days                                                                                        |
                                                                          ---------------   --------------- |
          61-90 Days                                                                                        |                    $0
                                                                          ---------------   --------------- |    ------------------
          91+ Days                                                                                          |
                                                                          ---------------   --------------- |
                                                                                                          --
          Total accounts receivable/payable                                           $0                 $0
                                                                          ---------------   ---------------
                                                                                            ---------------
          Allowance for doubtful accounts
                                                                          ---------------
          Accounts receivable (net)                                                   $0
                                                                          ---------------
                                                                          ---------------

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


       TYPES AND AMOUNT OF INVENTORY(IES)                         COST OF GOODS SOLD
       ----------------------------------                         ------------------
                                              INVENTORY(IES)      Inventory Beginning of Month
                                                BALANCE AT                                            -----------------
                                               END OF MONTH       Add -
                                               ------------
       Retail/Restaurants -                                             Net purchases                 -----------------
          Product for resale                 -----------------          Direct labor                  -----------------
                                                                        Manufacturing overhead        -----------------
       Distribution -                                                   Freight in                    -----------------
          Product for resale                                            Other:                        -----------------
                                             -----------------
       Manufacturer -                                                   -----------------             -----------------
          Raw materials                      -----------------          -----------------             -----------------
          Work-in-progress                   -----------------    Less -
          Finished goods                     -----------------          Inventory End of Month        -----------------
                                                                        Shrinkage                     -----------------
       Other -                                                          Personal Use                  -----------------
          Explain                            -----------------
                 ------------------------                         Cost of Goods Sold                                $0
        ---------------------------------                                                             -----------------
                                                                                                      -----------------
              TOTAL                                        $0
                                             -----------------
                                             -----------------


       METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
       ---------------------------                                ---------------------------
       Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory valuation used.
                           Yes          No
                               ----        ----
       How often do you take a complete physical inventory?       Valuation methods -
                                                                        FIFO cost
                                                                                           ------------
          Weekly                                                        LIFO cost
                               ----                                                        ------------
          Monthly                                                       Lower of cost or
                               ----                                         market         ------------
          Quarterly
                               ----                                                        ------------
          Semi-annually                                                 Retail method
                               ----                                                        ------------
          Annually
                               ----                                     Other -
                                                                                           ------------
       Date of last physical inventory was                  12/31/94       Explain
                                                  ------------------
       Date of next physical inventory is                  N/A             --------------------------------
                                                  ------------------       --------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

          DESCRIPTION                                                                            COST                MARKET VALUE
          -----------                                                                            ----                ------------
          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------
              TOTAL                                                                                      $0                       $0
                                                                                            ---------------        -----------------
                                                                                            ---------------        -----------------

                                                             SCHEDULE D
                                                      OTHER DEPRECIABLE ASSETS


          DESCRIPTION                                                                            COST                MARKET VALUE
          -----------                                                                            ----                ------------
          MACHINERY & EQUIPMENT -

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------
              TOTAL                                                                                      $0                       $0
                                                                                            ---------------        -----------------
                                                                                            ---------------        -----------------

          FURNITURE & FIXTURES -

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------
              TOTAL                                                                                      $0                       $0
                                                                                            ---------------        -----------------
                                                                                            ---------------        -----------------

          OFFICE EQUIPMENT -

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------
              TOTAL                                                                                      $0                       $0
                                                                                            ---------------        -----------------
                                                                                            ---------------        -----------------

          LEASEHOLD IMPROVEMENTS -

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------
              TOTAL                                                                                      $0                       $0
                                                                                            ---------------        -----------------
                                                                                            ---------------        -----------------

          VEHICLES -

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------

          -------------------------------------------------------------                     ---------------        -----------------
              TOTAL                                                                                      $0                       $0
                                                                                            ---------------        -----------------
                                                                                            ---------------        -----------------

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                                                CLAIMED                ALLOWED
       LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                              AMOUNT                AMOUNT (B)
       -------------------------------------------                                              ------                ----------
          Secured claims  (a)                                                                      $115,778
                                                                                            ---------------        -----------------
          Priority claims other than taxes
                                                                                            ---------------        -----------------
          Priority tax claims                                                                                                $20,000
                                                                                            ---------------        -----------------
          General unsecured claims                                                                 $586,534                 $267,218
                                                                                            ---------------        -----------------

          (a)    List total amount of claims even if under secured.

          (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

Effective 1/1/95

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED  October, 1998
                                           ----------------
                               $
                                ----------------

              CURRENT MONTH
--------------------------------------                                                                    CUMULATIVE      NEXT MONTH
 ACTUAL       FORECAST       VARIANCE                                                                    (CASE TO DATE)    FORECAST
 ------       --------       --------                                                                    --------------    --------
                                               REVENUES
                                  $0       1     Gross Sales
---------    ---------      ---------                                                                       ---------      ---------
                                  $0       2     less: Sales Returns & Allowances
---------    ---------      ---------                                                                       ---------      ---------
      $0           $0             $0       3     Net Sales                                                        $0             $0
---------    ---------      ---------                                                                       ---------      ---------
      $0                          $0       4     less: Cost of Goods Sold           (Schedule 'B')
---------    ---------      ---------                                                                       ---------      ---------
      $0           $0             $0       5     Gross Profit                                                     $0             $0
---------    ---------      ---------                                                                       ---------      ---------
                                  $0       6     Interest

                                           7     Other Income:
---------    ---------      ---------
                                  $0       8                                                                 $25,565
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------
                                  $0       9
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------

      $0           $0             $0      10         TOTAL REVENUES                                          $25,565              $0
---------    ---------      ---------                                                                       ---------      ---------

                                               EXPENSES
                                  $0      11     Compensation to Owner(s)/Officer(s)
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      12     Salaries/Commissions
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      13     Management Fees
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      14     Depreciation                                               $368,860
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      15     Taxes:
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      16         Employer Payroll Taxes
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      17         Real Property Taxes
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      18         Other Taxes
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      19     Other Selling
---------    ---------      ---------                                                                       ---------      ---------
  $3,389                     ($3,389)     20     Other Administrative                                        $49,287
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      21     Interest
---------    ---------      ---------                                                                       ---------      ---------
                                          22     Other Expenses:

                                  $0      23     Writedown Assets                                           $274,406
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------
                                  $0      24     Reduction of Debt to Settlements                          ($455,184)
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------
                                  $0      25
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------
                                  $0      26
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------
                                  $0      27
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------
                                  $0      28
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------
                                  $0      29
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------
                                  $0      30
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------

  $3,389           $0        ($3,389)     31         TOTAL EXPENSES                                         $237,369             $0
---------    ---------      ---------                                                                       ---------      ---------
 ($3,389)          $0        ($3,389)     32 SUBTOTAL                                                      ($211,804)            $0
---------    ---------      ---------                                                                       ---------      ---------

                                             Reorganization Items
($25,000)                    $25,000      33     Professional Fees                                          $285,086
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      34     Provisions for Rejected Executory Contracts
---------    ---------      ---------                                                                       ---------      ---------
                                                 Interest Earned on Accumulated Cash
     $76                        ($76)     35     Resulting from Chp 11 Case                                  $31,350
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      36     Gain or (Loss) from Sale of Equipment                     ($450,000)
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      37     Miscellaneous                                               $39,704
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------
                                  $0      38     Settlements                                                $682,500
---------    ---------      ---------           ------------------------------------------------------      ---------      ---------

($25,076)          $0        $25,076      39         TOTAL REORGANIZATION ITEMS                           $1,425,940             $0
---------    ---------      ---------                                                                       ---------      ---------
 $21,687           $0        $21,687      40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              ($1,637,744)            $0
---------    ---------      ---------                                                                       ---------      ---------
                                  $0      41     Federal & State Income Taxes
---------    ---------      ---------                                                                       ---------      ---------
 $21,687           $0        $21,687      42 NET PROFIT (LOSS)                                           ($1,637,744)            $0
---------    ---------      ---------                                                                       ---------      ---------
---------    ---------      ---------                                                                       ---------      ---------


Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Effective 1/1/95

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED  October, 1998
                                           -----------------




CASH BALANCE BEGINNING OF MONTH                                       $116,846
                                                                  ------------
CASH RECEIPTS  (1)                                                         $76
                                                                  ------------
CASH DISBURSEMENTS  (1)                                                 $3,389
                                                                  ------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                     ($3,313)
                                                                  ------------
CASH BALANCE END OF MONTH                                             $113,533
                                                                  ------------
                                                                  ------------



RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------
                                                                 ACCOUNT 1            ACCOUNT 2           ACCOUNT 3
                                                                 ---------            ---------           ---------
BANK                                                         Silcon Valley Bank   Bank of America
                                                             ------------------   -----------------    ----------------
ACCOUNT TYPE                                                 Checking             Trust Account M&M
                                                             ------------------   -----------------    ----------------
ACCOUNT NO.                                                          3300023699
                                                             ------------------   -----------------    ----------------
ACCOUNT PURPOSE                                              General              General              Distribution
                                                             ------------------   -----------------    ----------------

BALANCE, END OF MONTH                                                   $72,247             $40,504                $782
                                                             ------------------   -----------------    ----------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                   $113,533
                                                             ------------------
                                                             ------------------






(1)  Excluding bank transfers between your accounts.

Effective 1/1/95